UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
May 2, 2017
Date of Report (Date of earliest event reported)

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FCB FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-36586	27-0775699
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)
2500 Weston Road, Suite 300
Weston, Florida 33331
(Address of principal executive offices)
(954) 984-3313
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 8.01. Other Events

At the 2018 annual meeting of stockholders (the “2018 Annual Meeting”) of FCB Financial Holdings, Inc. (the “Company”), management intends to include management proposals in the proxy statement for the 2018 Annual Meeting to (i) amend the Company’s certificate of incorporation to accelerate the implementation of existing provisions to declassify the Board of Directors, and (ii) remove the related requirement that an affirmative vote of holders of more than 80% of the Company’s Class A Common Stock be required to approve certain amendments to the Company’s certificate of incorporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FCB FINACIAL HOLDINGS, INC.

Date:	May 2, 2017	/s/ Jennifer L. Simons
Jennifer L. Simons
Senior Vice President and Chief Financial Officer